EXHIBIT 10.1.11











                                   As of January 31, 2001


Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania 19020

Re:  Amendment No. 5 to Financing Agreements (this "Amendment")

Ladies and Gentlemen:

     In consideration of the mutual agreements contained herein and other good and valuable consideration, each of the parties to the Loan Agreement (as hereinafter defined) agree as follows:

     1. Capitalized terms used herein shall have the meanings ascribed thereto in the Second Amended and Restated Loan and Security Agreement, dated February 28, 1997, by and among Charming Shoppes, Inc. (the "Company"), certain subsidiaries of the Company which are parties thereto (collectively, with the Company, "Borrowers"), Congress Financial Corporation ("Congress") and Charming Shoppes of Delaware, Inc. ("Borrowers' Agent"), as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced (the "Loan Agreement"), unless otherwise defined herein.

     2. (a) Subject to the terms and conditions hereof, Congress consents to the formation of a new wholly-owned subsidiary of the Company, CSIM, Inc, a Delaware corporation ("CSIM"); provided, that: (i) such formation occurs prior to February 28, 2001; and (ii) as of the date of such formation and after giving effect thereto, no Event of Default, or act condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred.

          (b) In consideration for Congress' consent as set forth in Section 2(a) above, Borrowers and Obligors jointly and severally agree and covenant that:

               (i) upon the formation of the CSIM, true and correct copies of the formation documents of CSIM and written evidence of updates to Borrowers' certificates of insurance to add CSIM as a named insured under such policies and certificates of such updated insurance policy or policies and/or endorsements naming Congress as loss payee, shall be promptly delivered to Congress,

               (ii) no Borrower nor any Obligor shall, directly or indirectly, make any loans or advance money or property to CSIM, or invest in (by capital contribution, dividend or otherwise) CSIM or make any other payment to CSIM or transfer any assets or properties to or on behalf of or for the benefit of CSIM, guarantee or otherwise become liable in any respect for any obligations of CSIM; except that any Borrower or Obligor may make loans or advance money or property to, or invest by capital contribution in CSIM so long as: (aa) the total amount of any loans, investments or advances by Borrowers and Obligors to CSIM at any time outstanding shall not exceed $1,000 and (bb) Congress shall receive a monthly report in form and substance satisfactory to Congress of the amount of Borrowers= or any Obligors loans, investments or advances in CSIM and such other information with respect thereto as Congress may reasonably request, and

               (iii) no Borrower nor any Obligor, shall permit CSIM to, directly or indirectly: (aa) create, incur, assume or permit to exist any mortgage, pledge, security interest, lien or encumbrance of any kind upon any of the assets or properties of CSIM, whether now owned or hereafter acquired or (bb) sell, assign, lease, transfer, abandon or otherwise dispose of any stock or indebtedness of CSIM to any other person or any properties or assets of CSIM to any other person except in favor of Congress.

     3. The Loan Agreement shall be and is amended, effective as of the date hereof, as follows:

          (a) Section 9.13 of the Loan Agreement is amended by deleting the reference to "$300,000,000" set forth therein and inserting "$350,000,000" in its stead;

          (b) Section 12.1(a) of the Loan Agreement is amended by deleting the date of "June 30, 2001" set forth therein and inserting "June 30, 2004" in its stead;

          (c) Section 12.1(c) of the Loan Agreement is amended by deleting the text of such Section in its entirety and inserting "Intentionally Deleted" in its stead; and

          (d) The existing Omnibus Schedule 2 to the Loan
Agreement entitled "Eligible Inventory Locations" is hereby amended by adding to Section A.4. thereof: "Los Angeles, California".

     4. In consideration of the amendments set forth herein, Borrowers shall on the date hereof, pay to Congress, and Congress may, at its option, charge the account of Borrowers maintained by Congress, a fee in the amount of $562,500, which fee shall constitute part of the Obligations and is fully earned as of the date hereof.

     5. In addition to the representations, warranties and covenants heretofore or hereafter made by the Company and the other Borrowers to Congress pursuant to the Loan Agreement and the other Financing Agreements, each of the Borrowers hereby represents, warrants and covenants to and with Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery of this letter and shall be incorporated into and made a part of the Financing Agreements):

          (a) No Event of Default exists or has occurred and is continuing on the date hereof;

          (b) Borrowers hereby agrees that, in addition to all other terms, conditions and provisions set forth in the other Financing Agreements, Borrowers shall deliver or cause to be delivered to Congress, as soon as possible, but in no event later than March 2, 2001, a UCC-1 financing statement by and between CSI, as debtor and Congress, as secured party with rider for filing with the Secretary of State of California, duly authorized, executed and delivered by CSI; and

          (c) this Amendment has been duly authorized, executed and delivered by the Company and each of the other Borrowers, has been consented to by each of the other Obligors and is in full force and effect on the date hereof.

     6. This Amendment shall be effective, as of the date hereof, upon receipt by Congress of Congress shall have received:
(a) this Amendment, duly authorized, executed and delivered by the Company and each of the other Borrowers and Obligors, and (b) the fee referred to in Section 4 hereof.

     7. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all correspondence, memoranda, communications, discussions and negotiations with respect thereto. Except as expressly set forth above, no existing defaults or Events of Default and no rights or remedies of Congress have been or are being waived hereby and no changes or modifications to the Financing Agreements have been or are being made or are intended hereby and in all other respects the Financing Agreements shall continue in full force and effect.

          [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]
     8. This Amendment may be executed and delivered in counterparts, all of which together shall constitute a complete agreement.

                              Very truly yours,

                              CONGRESS FINANCIAL CORPORATION

                              By:__________________________

                              Title:_________________________

AGREED AND ACCEPTED:

CHARMING SHOPPES, INC.

By:________________________

Title:_______________________

               [SIGNATURES CONTINUE ON NEXT PAGE]
           [SIGNATURES CONTINUED FROM PRECEDING PAGE]


CHARMING SHOPPES OF DELAWARE, INC.

By:_________________________

Title:_______________________

CSI INDUSTRIES, INC.

By:_________________________

Title:_______________________

FB APPAREL, INC,

By:_________________________

Title:_______________________


BORROWERS' AGENT

CHARMING SHOPPES OF DELAWARE, INC.,
     BORROWERS' AGENT

By:_________________________

Title:_______________________

               [SIGNATURES CONTINUE ON NEXT PAGE]
           [SIGNATURES CONTINUED FROM PRECEDING PAGE]


CONSENTED TO:

By Each of the Obligors
on Exhibit A Annexed Hereto

____________________________

Its:_________________________


By Each of the Obligors
on Exhibit B Annexed Hereto

____________________________

Its:_________________________

                 EXHIBIT "A" TO AMENDMENT NO. 5



Obligors on behalf of which Colin D. Stern has signed as Vice
President:


                         C.S.A.C., Inc.,
                         C.S.F., Corp.


                 EXHIBIT "B" TO AMENDMENT NO. 5


Obligors on behalf of which Eric M. Specter has signed in the capacity noted below:

     C.S.I.C., Inc.                - President
     Charm-Fin Stores, Inc.        - Vice President
     Fashion Bug of California          - Vice President
     FB Clothing, Inc.             - Vice President
     International Apparel, Inc.        - Vice President
     Operating Retail Stores       - Vice President